Exhibit 99.1

1 May 2015 Investor Presentation

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2 Safe Harbor During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements about the Company's ability to integrate its acquisition of EQ — The Environmental Quality Company (EQ), expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2014 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management's attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write - offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows .

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3 (4) Mexico Québec (3) (2) Landfills Treatment & Recycling Services Headquarters US E cology Overview Vision: To be the premier North American provider of environmental services where the highest caliber people work delivering sustainable solutions for our customers and long term value for stockholders and the communities in which we live and operate  Fully integrated North American Environmental Services provider  Unique and Irreplaceable Assets with Robust Waste Permits  Diverse, blue chip customer base across a broad range of industries with over 7,000 Customers  60 + year Commitment to Health, Safety and the Environment  Strong financial performance

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4 $24 Billion Industry Strong Growth Drivers Considerable Barriers to Entry  Government regulation  Track Record of execution  Capex requirements  Talented professionals  Regulation  Industrial  Commercial  Government Hazardous Waste Field & Industrial Services  $10 billion market  Provides treatment, disposal & recycling services  Radioactive waste constitutes $1 billion  $14 billion market  Consists of cleanup of operating facilities  Government agencies a major customer Retail LTL Industrial Cleaning & Maintenance In - Plant Total Waste Management Terminal Services Petroleum Services Airport Environmental Services Remediation & Construction Sewer Inspection & Maintenance Emergency Response Household Hazardous Waste Collection Lab - Pack TSDFs / Brokers Other Environmental Services Companies Truck & Rail Services Treatment, Storage & Disposal Facilities (“TSDFs”) Wastewater Treatment Facilities Mobile Recycling Operation Hazardous Landfill Solvent Recycling Oil Recycling Incineration Fuel Blending Non - Haz Landfill Cement Kiln Waste - to - Energy Sourcing from Intermediaries Direct Sourcing Waste Generation Services Transfer, Storage & Treatment Disposal Infrastructure Support

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5 Hazardous Waste is Generated by Diverse End Markets Aerospace / Defense Paint Sludge / Radium Industry Example Waste Streams Industrial Manufacturing Steel & Aluminum Precious Metals Oil Exploration & Production Utilities Acids & Caustics, Heavy Metals Emission Control, Dust, Spent Pot Liners Mercury, Crucible Waste, Unused Chemicals Spent Catalysts, Refinery Tank Bottoms, Drill Cuttings Unused Household Chemicals, Sludge from Battery Production, Heavy Metals from Pigments Consumer Products PCBs, Decommissioned Transformer Waste Etching Solutions for Semiconductors Technology PCBs, Radioactive Government

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6 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 6

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7 Our Transformation… Limited Geographic Footprint Acquire Valuable Assets Narrow Service Offering (Haz/Rad Waste Disposal) Event - Centric, Customer - Concentrated Model Limited Growth Prospects Given Idaho Focus National TSDF Footprint Expanded Service Capabilities Flexible & Diversified Business Model Ability to Support Customer Needs has Driven Growth Permit / Service Expansion Invest in Infrastructure Execute x x x x Dynecol Creating the Premier North American Provider of Environmental Services Our Strategy “Then” – 2008 Today – 2015

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8 …Into a North American Leader ■ 5 Haz/Non - Haz Landfills ■ 1 Radioactive Waste Landfill ( Class A, B, C) ■ 21 Treatment & Recycling Facilities 1 ■ Rail - accessible Facilities & Infrastructure ■ 26 Field & Industrial Services Centers 1 Five treatment facilities and one recycling facility co - located with disposal sites (4) Mexico Québec (3) (2) Landfills Treatment & Recycling Services Headquarters

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9 A Full Service Platform Technical Services Emergency Response Remedial Construction Packaging & Collection Brokering Transportation Beneficial Re - use Thermal Recycling Incineration Treatment & Disposal Field / On - Site Services x Customer - Centric Approach x National TSDF Footprint x Broad Set of Environmental Service Solutions x Emphasis on Solving Customer Needs Field & Industrial Services Environmental Services  [VALUE] %  [VALUE] % Field & Industrial Services Environmental Services US Ecology Business Mix Services not offered by USE

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10 Coast to Coast Disposal Network ■ 6 Facilities Positioned throughout North America ▪ 5 Haz / Non - Haz Landfills (All Co - Located with Treatment ) ▪ 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

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11 Large Treatment Network ■ 14 facilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - Art Air Handling 14 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Georgia • Florida Michigan (Detroit) Treatment / Stabilization and WWT Penn., Ohio and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

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12 Recycling ■ Seven recovery / recycling operations operating in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (Michigan) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

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13 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services Total Waste Management Outsourced management, tracking and reporting all waste streams for generators LTL / HHW Household hazardous waste collection and Less - than - truckload container management

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14 Industrial Services Industrial Cleaning Maintenance and cleaning services for industrial facilities Refinery Services Tank farm cleaning, maintenance, centrifugation and temporary storage Sewer Services Sewer Main Lining (Cured - in - Place), Cleaning and Underground Inspection Emergency Response 24/7 spill response. Emergency clean - outs, sampling and analysis Hydro - excavation / Water Blasting Ultra high pressure, abrasive hydro - cutting and water/vacuum based excavation Marine & Terminal Services 24/7 spill response. Containment booming, saltwater intake cleaning and de - silting

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15 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash F low Focus on High Value Waste Streams  Target high margin, niche waste streams  Develop new markets and services  Drive volumes to profit from inherent operating leverage  Build base business  Increase win rate on clean - up project pipeline  Expand current permit capabilities  Seek new permits for service expansion  Capitalize on evolving regulatory environment  Take advantage of cross - border , import - export expertise  Introduce new treatment technologies  Maximize throughput at all facilities  Develop low cost airspace  Utilize transportation assets  Expand thermal recycling  Customer - centric focus  Listening to customers is critical to success  Research solutions for customer challenges Focused Acquisition Strategy  Expand TSDF footprint  Invest in services that drive growth and margin to Environmental Services Business  Preserve flexibility Focus on High Value Waste Streams

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16 Financial Overview

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17  Total revenue $447.4 million compared with $201.1 million - EQ assets contributed $228.2 million from mid - year close  ES revenue $311.8 million, up from $201.1 million in 2013  FIS revenue $135.6 million (no revenue in prior year)  Legacy US Ecology revenue of $219.2 million, up from $201.1 million in 2013 - 16% lower Event business; 5% improvement on Base Business - Event business strength driven from private cleanup, other industry and broker, offsetting declines in government and refinery  Top customer represented 10% of revenue; top 10 customers represented 29% of revenue Legacy US Ecology % Change 2014 vs. 2013 (1) Private Cleanup 31% Other Industry 17% Broker 8% Rate Regulated 1% Government Cleanup -11% Refinery -13% 2014 Full Year Financial Review 70% 30% Revenue ES FIS (1) Amounts exclude EQ and transportation services 5% 3% 8% 48% 19% 17% Legacy US Ecology % of 2014 T&D Revenue Government Cleanup Rate Regulated Refinery Broker Other Industry Private Cleanup

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18 Gross profit was $145.8 million, up from $79.0 million  EQ contributed $57.4 million from close on June 17 th  ES gross profit was $117.5 million, up from $79.0 million last year - Legacy US Ecology was $88.4 million, up 12% in 2014 - Legacy US Ecology T&D margin was 49% in 2014, up from 48% in 2013 SG&A was $73.3 million compared with $26.1 million  EQ contributed $38.9 million  Business development costs of $6.4 million Operating income was $72.5 million, up from $52.9 million in 2013  EQ contributed $18.5 million of operating income - Includes intangible amortization of approximately $6.8 million Adjusted EBITDA 1 was $109.0 million, up from $71.2 million in 2013  EQ contributed $35.6 million of Adjusted EBITDA 1  Includes $6.4 million of business development costs 2014 net income was $38.2 million, up from $32.2 million in 2013 Adjusted EPS 1 was $2.02 per share, up from $1.82 per share in 2013  EQ contributed approximately $0.20 per share  Share count 16% higher due to December 2013 equity offering 2014 Full Year Financial Review 1 See reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 28 - 34 of this presentation

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19 19 2014 Pro Forma Results  EQ first half results (prior to ownership) impacted by normal seasonality and severe weather conditions  Deferment of work pushed into second half results  EQ saw a significant improvement in results post US Ecology ownership  Pro forma EQ 1 results would have been break even to EPS in 2014; actual results show $0.20 accretion  Pro forma 1 combined company 2014 EPS would have been $1.72 vs. $2.02 adjusted EPS as reported  Pro forma 1 net income was $37.3 million 1 See reconciliation of pro forma revenue, eps and Adjusted EBITDA on pages 36 - 37 of this presentation

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20 2014 Pro Forma Results P: Pro Forma; A: Actual; H1: First Half; H2: Second Half 1 See reconciliation of pro forma revenue, eps and Adjusted EBITDA on pages 36 - 37 of this presentation $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 H1 '14 H2 '14 2014 P Pro Forma Revenue USE EQ Total $615,264 $328,069 $287,195 $447,411 $(5,000) $5,000 $15,000 $25,000 $35,000 $45,000 H1 '14 H2 '14 2014 P Pro Forma Net Income USE EQ Actual 2014 $14,613 $22,735 $37,348 $38,236 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 H1 '14 H2 '14 2014 P 2014 A Pro Forma Adjusted EBITDA USE EQ Actual 2014 $53,539 $72,822 $126,361 $108,976 $(0.50) $- $0.50 $1.00 $1.50 $2.00 $2.50 H1 '14 H2 '14 2014 P Pro Forma EPS USE EQ Actual 2014 $0.68 $1.04 $1.72 $2.02

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21 ▪ Total revenue $136.7 million compared with $53.4 million last year ― EQ assets contributed $84.7 million ▪ ES revenue $91.4 million, up from $53.4 million in prior year ▪ FIS revenue $45.2 million (no revenue in prior year period) ▪ Legacy US Ecology revenue of $52.0 million, down $1.3 million from prior year ― 17% lower Event business; 7% improvement on Base Business ▪ Q1 ’14 was unseasonably strong ― Decline related to private cleanup and “other industry” customer groupings ― Top customer represented 8 % of revenue; top 10 customers represented 30% of revenue Legacy US Ecology % Change Q1 '15 vs. Q1 '14 (1) Government Cleanup 100% Refinery 47% Broker -4% Rate Regulated -7% Other Industry -21% Private Cleanup -26% Q1 ‘15 Financial Review 67% 33% Revenue ES FIS (1) Amounts exclude EQ and transportation services

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22 Gross profit was $39.8 million, up from $22.1 million ▪ EQ contributed $18.8 million ▪ ES gross p rofit was $34.0 million, up from $22.1 million same period last year ― Legacy US Ecology was $21.0 million, down 5% in Q1’14 on lower revenue ― Legacy US Ecology T&D margin was 50% in both periods SG&A was $24.9 million compared with $6.6 million ▪ EQ contributed $15.3 million ▪ T otal SG&A includes $1.7 million of business development expense Operating income was $15.0 million, down from $15.5 million ▪ EQ contributed $3.5 million of operating income during the quarter ― Includes intangible amortization of approximately $3.0 million Net income was $5.9 million, down from $9.4 million Adjusted EPS 1 was $0.35 per share, down from $0.48 per share Adjusted EBITDA 1 was $27.2 million, up from $20.3 million ▪ EQ contributed $11.2 million of Adjusted EBITDA 1 22 Q1 ‘15 Financial Review 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 28 – 34 of this presentation or at tached as Exhibit A to our earnings release filed with the SEC on Form 8 - K 2 See reconciliation of pro forma revenue, eps and Adjusted EBITDA on pages 36 - 37 of this presentation

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23 23 Q1 ‘15 Financial Position, Cash Flow & Return Metrics ■ Exited quarter with cash of $10.2 million ■ Net borrowings on credit agreement of $362.5 million ■ Working Capital = $66.3 million compared to $78.9 million at December 31, 2014 ■ Cash generated from operations = $22.6 million ■ Capital expenditures = $9.2 million ■ Dividends paid = $3.9 million ■ Payments on long - term debt = $22.0 million ■ Pro forma return on total capital 1 = 6.5% ■ Pro forma return on total assets 1 = 4.1% ■ Pro forma return on total equity 1 = 15.0% 1 Pro forma return calculated as of March 31, 2015 assuming four full quarters of EQ operations.

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24 Reaffirming Full Year 2015 Estimates ▪ Revenue estimate of $585 million to $620 million ▪ Adjusted EBITDA 1 estimated to range from $137 million to $143 million ▪ Diluted Earnings Per Share 1 estimated between $1.76 to $1.92 ▪ Represents growth of up to 13% pro forma 2 2014 earnings and EBITDA Event Pipeline Remains Strong ▪ Solid bidding activity ▪ Pipeline building as we gain visibility to summertime work Capital Expenditures Estimated Between $40 million to $45 million ▪ Includes carryover capital from 2014 ▪ Sp ent $9.2 million on capital investment in Q1 ‘15 24 2015 Business Outlook 1 Guidance excludes non - cash foreign currency translation gains or losses and business development expenses 2 See reconciliation of pro forma eps and Adjusted EBITDA on pages 36 - 37 of this presentation

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25 US Ecology Investment Highlights  Unique and high value set of disposal assets  Highly leveragable business model with earnings upside  Experienced management team with strong execution track record  Strong cash flow generation  Attractive dividend yield at 1.5%  Strong balance sheet  EQ acquisition provides levers for future growth

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26 Appendix

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27 Environmental Services Segment (“ES”)  Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities  Services include waste disposal, treatment, recycling and transportation  Key assets include: ― 5 hazardous waste landfills ― 1 commercially licensed radioactive waste landfill ― 21 Treatment and Recycling Facilities  Included in this segment:  Legacy US Ecology business  Legacy EQ’s treatment, disposal and recycling facilities  2014 Statistics for ES Segment (includes legacy EQ ES results from acquisition date)  Revenue: $311.8 million  Adjusted EBITDA 1 : $115.2 million  Adjusted EBITDA Margin : 37% 27 Field and Industrial Services (“FIS”)  Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities  Sample services include: ― LTL Collection ― Lab pack ― Transportation ― Onsite total waste management ― Retail services ― Remediation  Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites  Sample Services include: ― Industrial Cleaning ― Refinery services / tank cleaning ― Hydro - excavation ― Decontamination services ― Sewer Rehabilitation ― Emergency response services  Performed through 26 service centers  2014 Statistics for FIS Segment (acquired in June 2014)  Revenue: $135.6 million  Adjusted EBITDA 1 : $16.6 million  Adjusted EBITDA Margin: 12% Corporate  Cost center providing sales and administrative support across segments  2014 Adjusted EBITDA1: ($22.8) million Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 26 - 32 of this presentation

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28 US Ecology reports adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA, pro forma earnings per diluted per share and pro forma revenue results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue are significant components in understanding and assessing financial performance . Adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue should not be considered in isolation or as an alternative to, or substitute for, revenue, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA , adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP . 28 Adjusted and Pro Forma EBITDA, EPS & Revenue

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29 Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss and other income/expense, which are not considered part of usual business operations . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income plus the after tax impact of non - cash, non - operational foreign currency gains or losses (“Foreign Currency Gain/Loss”) plus the after tax impact of business development costs divided by the number of diluted shares used in the earnings per share calculation . The Foreign Currency Gain/Loss excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiary and the U . S . parent which have been established as part of our tax and treasury management strategy . These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period . We believe excluding the currency movements for these intercompany financial instruments provides meaningful information to investors regarding the operational and financial performance of the Company . Definitions of Adjusted EBITDA and EPS

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30 30 Financial Results: Q1‘15 vs. Q1‘14 amounts in thousands except per share data 2015 2014 $ Change % Change Revenue $ 136,651 $ 53,354 $ 83,297 156.1% Gross profit 39,844 22,120 17,724 80.1% SG&A 1 24,893 6,636 18,257 275.1% Operating income 1 14,951 15,484 (533) -3.4% Interest expense, net (5,653) (42) (5,611) 13359.5% Foreign currency gain (loss) (1,067) (940) (127) 13.5% Other 536 86 450 523.3% Pretax income 8,767 14,588 (5,821) -39.9% Income tax expense 2,902 5,227 (2,325) -44.5% Net income $ 5,865 $ 9,361 $ (3,496) -37.3% Diluted EPS $ 0.27 $ 0.43 $ (0.16) -37.2% Diluted shares outstanding 21,689 21,586 Adjusted EBITDA Reconciliation Net Income 5,865$ 9,361$ Income tax expense 2,902 5,227 Interest expense, net 5,653 42 Foreign currency (gain)/ loss 1,067 940 Other income (536) (86) Depreciation and amortization 7,479 3,839 Amortization of intangibles 3,302 352 Stock-based compensation 463 270 Accretion and non-cash adjustments of closure & post-closure obligations 1,035 330 Adjusted EBITDA 1 27,230$ 20,275$ 6,955$ 34.3% Three Months Ended March 31, 1 Includes pre - tax Business Development expenses of $1.7 million and $0.2 million for the three months ended March 31, 2015 and 2014, respectively

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31 31 Financial Results: Q1‘15 vs. Q1‘14 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation per share per share Net income / earnings per diluted share 5,865$ 0.27$ 9,361$ 0.43$ Business development costs, net of tax 1,067 0.05 120 0.01 Non-cash foreign currency (gain) loss, net of tax 647 0.03 703 0.04 Adjusted net income / adjusted earnings per diluted share 7,579$ $ 0.35 10,184$ $ 0.48 Shares used in earnings per diluted share calculation 21,689 21,586 Three Months Ended March 31, 2015 2014

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32 32 Financial Results: Q1 ‘15 Adjusted EBITDA (in thousands) Legacy US Ecology Legacy EQ Consolidated US Ecology Net Income 3,795$ 2,070$ 5,865$ Income tax expense 1,464 1,438 2,902 Interest expense, net 5,485 168 5,653 Foreign currency (gain)/ loss 1,067 - 1,067 Other income (381) (155) (536) Depreciation and amortization 3,462 4,017 7,479 Amortization of intangibles 316 2,986 3,302 Stock-based compensation 375 88 463 Accretion and non-cash adjustments of closure & post-closure obligations 439 596 1,035 Adjusted EBITDA 1 16,022$ 11,208$ 27,230$ Three Months Ended March 31, 2015 1 Includes pre - tax Business Development expenses of $1.7 million for the three months ended March 31, 2015

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33 Financial Results: 2014 vs. 2013 amounts in thousands except per share data 2014 2013 $ Change % Change Revenue $ 447,411 $ 201,126 $ 246,285 122.5% Gross profit 145,786 78,986 66,800 84.6% SG&A 73,336 26,055 47,281 181.5% Operating income 72,450 52,931 19,519 36.9% Interest expense, net (10,570) (809) (9,761) 1206.6% Foreign currency gain (loss) (1,499) (2,327) 828 -35.6% Other 669 352 317 90.1% Pretax income 61,050 50,147 10,903 21.7% Income tax expense 22,814 17,996 4,818 26.8% Net income $ 38,236 $ 32,151 $ 6,085 18.9% Diluted EPS $ 1.77 $ 1.72 $ 0.05 2.9% Diluted shares outstanding 21,655 18,676 Adjusted EBITDA Reconciliation Net Income 38,236$ 32,151$ Income tax expense 22,814 17,996 Interest expense, net 10,570 809 Foreign currency (gain) loss 1,499 2,327 Other income (669) (352) Depreciation and amortization 24,413 14,815 Amortization of intangibles 8,207 1,461 Stock-based compensation 1,250 865 Accretion and non-cash adjustments of closure & post-closure obligations 2,656 1,114 Adjusted EBITDA 108,976$ 71,186$ 37,790$ 53.1% For the Year Ended December 31,

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34 Financial Results: 2014 vs. 2013 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation per share per share Net income / earnings per diluted share 38,236$ 1.77$ 32,151$ 1.72$ Business development costs, net of tax 4,851 0.22 254 0.01 Non-cash foreign currency (gain) loss, net of tax 700 0.03 1,597 0.09 Adjusted net income / adjusted earnings per diluted share 43,787$ $ 2.02 34,002$ $ 1.82 Shares used in earnings per diluted share calculation 21,655 18,676 For the Year Ended December 31, 2014 2013

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35 Pro Forma Results: Revenue (1) 1 Pro forma revenue reflects revenue as if the EQ transaction had occurred on January 1, 2014 For the Six Months For the Six Months For the Year (in thousands) 3/31/2014 6/30/2014 Ended 6/30/2014 9/30/2014 12/31/2014 Ended 12/31/2014 Ended 12/31/2014 Legacy US Ecology revenue 53,354$ 51,495$ $ 104,849 59,755$ 56,269$ $ 116,024 $ 220,873 Less: intercompany revenue with legacy EQ (186) (97) (282) (187) (1,481) (1,668) (1,950) Legacy US Ecology pro forma revenue 53,168$ 51,398$ $ 104,567 59,568$ 54,788$ $ 114,356 $ 218,923 Legacy EQ revenue 84,965$ 97,771$ $ 182,736 111,326$ 102,386$ $ 213,713 $ 396,448 Less: intercompany revenue with legacy US Ecology (59) (48) (107) - - - (107) US Ecology pro forma revenue 84,906$ 97,723$ 182,629$ 111,326$ 102,386$ 213,713$ 396,341$ US Ecology consolidated pro forma revenue 138,074$ 149,121$ 287,195$ 170,894$ 157,174$ 328,069$ 615,264$ For the quarter ended For the quarter ended

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